Inventories	12 Months Ended
Dec. 31, 2021
Inventories [Abstract]
Inventories	Inventories

		$ million
	2021	2020
Crude oil	3,259	4,498
Natural gas	474	265
Emissions allowances	290	1,297
Refined petroleum and petrochemical products	6,638	8,791
	10,661	14,851
Trading inventories	11,525	292
	22,186	15,143
Supplies	1,525	1,730
	23,711	16,873
Cost of inventories expensed in the income statement	92,923	57,682
The inventory valuation at 31 December 2021 is stated net of a provision of $432 million (2020 $584 million) to write down inventories to their net realizable value, of which $64 million (2020 $216 million) relates to hydrocarbon inventories. The net credit to the income statement in the year in respect of inventory net realizable value provisions was $153 million (2020 $17 million credit), of which $151 million credit (2020 $71 million credit) related to hydrocarbon inventories.
As a result of the changes in strategic direction of the group and the evolution of the trading strategy set out in Note 1, from 1 January 2021, certain inventory, totalling $11.4 billion as at 31 December 2021, is now treated as trading inventory and is valued at fair value whereas the equivalent inventory was previously valued at the lower of cost or net realisable value in prior periods. Trading inventories are valued using quoted benchmark prices adjusted as appropriate for location and quality differentials. They are predominantly categorized within level 2 of the fair value hierarchy.